UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2017
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 753-1490

NOT APPLICABLE
(Former name or former address, if changed since last report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On July 27, 2017, Chart Industries, Inc. (the “Company”) issued a news release announcing the Company’s financial results for the second quarter ended June 30, 2017. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.1. All information in the news release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.
The news release furnished with this Current Report on Form 8-K as Exhibit 99.1 includes an adjusted earnings per share amount that excludes restructuring and acquisition-related costs. Also included for purposes of period-to-period comparison is an adjusted earnings per share amount for the three months ended June 30, 2017, June 30, 2016 and March 31, 2017, each of which exclude certain restructuring and acquisition-related costs. In addition, with respect to the Company’s full year earnings outlook, the Company uses an adjusted earnings per share amount that excludes restructuring and acquisition-related costs. These adjusted earnings per share measures are not recognized under generally accepted accounting principles (“GAAP”) and are referred to as “non-GAAP financial measures” in Regulation G under the Exchange Act. The Company believes these adjusted earnings per share amounts are of interest to investors and facilitate useful period-to-period comparisons of the Company’s financial results, and this information is used by the Company in evaluating internal performance. The adjusted earnings per share amounts are reconciled to earnings per share in a table at the end of the news release, except for the adjusted earnings per share amount included in the full year outlook, which the Company is not able to reconcile because certain items have not yet occurred or are out of the Company’s control and/or cannot be reasonably predicted.

Item 7.01    Regulation FD Disclosure.
On June 30, 2017, the Company announced the execution of an Agreement and Plan of Merger with RCHPH Holdings, Inc. (“Hudson Products”), a privately-held company based in Beasley, Texas. Presentation materials, which contain additional details about the pending acquisition of Hudson Products, are furnished as Exhibit 99.2 to this Current Report on Form 8-K. The presentation materials, which will be discussed on the Company’s previously announced quarterly earnings call, will also be accessible online at the Company’s website on the “Investor Relations” page under “Events & Presentations.”
All information in the presentation materials is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporated it by reference. The presentation materials include a reference to the term EBITDA, which is a non-GAAP financial measure. EBITDA is defined as earnings before interest, tax, depreciation and amortization, and is a measure of operating performance. The Company has not included a reconciliation of EBITDA to net income, EBITDA's most directly comparable GAAP financial measure, because certain items have not yet occurred or are out of the Company's control and/or cannot be reasonably predicted.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated July 27, 2017, announcing the Company’s second quarter 2017 results.
99.2	Presentation Materials Regarding Acquisition of Hudson Products, dated July 27, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: July 27, 2017
By: /s/ Jillian C. Evanko Jillian C. Evanko Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Chart Industries, Inc. News Release, dated July 27, 2017, announcing the Company’s second quarter 2017 results.
99.2	Presentation Materials Regarding Acquisition of Hudson Products, dated July 27, 2017

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